UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  May 17, 2016

 LEO MOTORS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53525	95-3909667
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3F Bokwang Bldg., Seowunro 6 Gil 14, Seocho Gu, Seoul, Korea	137-863
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

Item 3.02    Unregistered Sales of Equity Securities

On May 17, 2016, the Company entered into a Securities Purchase Agreement (the "Equity Line Agreement") with an accredited investor (the "Investor"), pursuant to which the Company may issue and sell to the Investor Ten Million Dollars ($10,000,000) of the Company's registered common stock (the "Shares"). The parties also entered into a Registration Rights Agreement dated May 17, 2016, whereby the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state laws (the "Registration Agreement", and together with the Equity Line Agreement, the "Agreements"). Pursuant to the Agreements, the Company shall register the Shares pursuant to a registration statement on Form S-1 (or on such other form as is available to the Company within 45 days of the execution of the Agreements) (the "Registration Statement"). In addition, the Company agreed to use its best efforts to cause such registration statement to be declared effective within one hundred twenty (120) days after the initial filing with the Securities Exchange Commission ("SEC").  Pursuant to the terms of the agreements, the Company shall reserve a sufficient number of shares of the Company's common stock for the purpose of enabling the Company to issue Shares pursuant to the Agreements.

Subject to the terms and conditions of the Equity Line Agreement, including that there is an effective registration statement, the Company, at its sole and exclusive option, may issue and sell to the Investor, and the Investor shall purchase from the Company, the Shares upon the Company's delivery of written notices to the Investor.  The aggregate maximum amount of all purchases that the Investor shall be obligated to make under the Equity Line Agreement shall not exceed $10,000,000.  Once a written notice is received by the Investor, it shall not be terminated, withdrawn or otherwise revoked by the Company.

The amount for each purchase of the Shares as designated by the Company in the applicable draw down notices shall be equal to the lesser of (i) 4.99% of the then-current shares outstanding or (ii) the previous 10-day average trading volume of the draw down shares multiplied by 3.  There shall be a minimum draw down investment amount  of $25,000 and a maximum draw down investment amount of $1,000,000 unless otherwise agreed upon by the Company and the Investor.

The purchase price for the Shares to be paid by the Investor shall be the average of the lowest two (2) VWAPS during 5 consecutive Trading Days following the delivery by the Company of a notice plus a 5% discount.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), for the issuance of the securities referenced herein pursuant to Section 4(a)(2) of the Act and Regulation D promulgated thereunder.

The foregoing description of the Agreement and the RRA is not complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 and Exhibit 10.2 which are attached as exhibits to this Current Report on Form 8-K and each of which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of the Agreement
10.2	Form of the RRA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: May 20, 2016	By: /s/Shi Chul Kang
Shi Chul Kang
Co-Chief Executive Officer By: /s/ Jun Heng Park Jun Heng Park Co-Chief Executive Officer